SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    August 7, 1998
                                                         ----------------
                                                         (August 1, 1998)
                                                         ----------------

                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                 Commission
          New Mexico             File Number 1-6986          85-0019030
          ----------             ------------------          ----------
 (State or Other Jurisdiction                             (I.R.S. Employer
        of Incorporation)                               Identification Number)



   Alvarado Square, Albuquerque, New Mexico                    87158
   ----------------------------------------                    -----
   (Address of Principal Executive Offices)                  (Zip Code)


                                 (505) 241-2700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                    -----------------------------------------
          (Former Name or Former Address if Changed, Since Last Report)




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ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits

The Registrant hereby files the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-53367) which was declared effective on July 20, 1998.

   Exhibit No.                          Description
   -----------                          -----------

        1 Public Service Company of New Mexico $435,000,000 Senior Unsecured Notes, Underwriting Agreement dated as of August 3, 1998

       4.3 First Supplemental Indenture, dated as of August 1, 1998, to Indenture dated as of August 1, 1998, providing for 7.10% Series A Senior Unsecured Notes Due 2005 and 7.50% Series B Senior Unsecured Notes Due 2018



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Public Service Company of New Mexico
                                                   (Registrant)



Date:  August 7, 1998                          /s/ Donna M. Burnett
                                       ------------------------------------
                                               Donna M. Burnett
                                               Corporate Controller and
                                               Chief Accounting Officer


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